Exhibit 99.2

I N V E ST O R P R E S E N T A T I O N F E B R U AR Y 2022

Disclaimer

IMPORTANT INFORMATION

This Presentation and its appendices (hereinafter referred to as the "Presentation") has been prepared by Kalera AS ("Kalera" or the "Company", and together with its subsidiaries the "Group").

This Presentation has been prepared exclusively for information purposes and does not constitute an offer or an invitation to subscribe for or purchase any Shares or any other financial instruments and should not be considered as a recommendation by the Company or any advisor appointed by the Company that any recipient of this Presentation should subscribe for or purchase any Shares. Each recipient of this Presentation shall be taken to have made its own investigation and appraisal of the condition (financial or otherwise) of the Company.

The distribution of this Presentation and the offering, subscription, purchase or sale of securities issued by the Company in certain jurisdictions is restricted by law, including but without limitation to the United States. Persons into whose possession this Presentation may come are required by the Company to inform themselves about and to comply with all applicable laws and regulations in force in any jurisdiction in or from which it invests or receives or possesses this Presentation and must obtain any consent, approval or permission required under the laws and regulations in force in such jurisdiction, and neither the Company or any of its employees and representatives shall have any responsibility or liability for these obligations.

This Presentation includes and is based on, among other things, forward-looking information and statements (including expenses, earnings, liquidity, cash flow, capital expenditures, annual output, production capacity, sales, improvements over time, investments, operational losses, ramp-up times and buying power). Such forward-looking information and statements are based on the current expectations, estimates and projections of the Company or assumptions based on information available to the Company. Such forward-looking information and statements reflect current views with respect to future events and are subject to risks, uncertainties and assumptions, and involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements, or industry results, to be materially different from those expressed or implied by these forward-looking statements. These forward-looking statements are based on numerous assumptions regarding the Group's present and future business strategies and the environment in which the Group's expect to operate in the future. The Company cannot give any assurance as to the completeness or correctness of such information, assumptions or statements. Any forward-looking statements made by the Company speak only as at the date they are made. The Company does not undertake to update forward-looking statements to reflect any changes in their expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based

An investment in the Company's shares (the "Shares") involves a high level of risk, and several factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by statements and information in this Presentation, including, among others, risks or uncertainties associated with the Company's business, segments, development, growth management, financing, market acceptance and relations with customers, and, more generally, general economic and business conditions, changes in domestic and foreign laws and regulations, taxes, changes in competition and pricing environments, fluctuations in currency exchange rates and interest rates and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this Presentation. An investment in the Shares is suitable only for investors who understand the risks associated with this type of investment and who can afford a loss of all or part of their investment. A prospective investor should perform its own review, investigation and analysis of the Group, its assets, financial performance and prospects, taxation and legal aspects, and obtain and review such additional information or documents, as the prospective investor deems appropriate.

This Presentation includes certain "non-GAAP financial measures" as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules that reconcile the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are included in the final slide to this presentation. The non-GAAP financial measures should not be construed as an alternative to the financial measures presented in accordance with GAAP. It should be noted that companies calculate non-GAAP financial measures differently; as a result, the non-GAAP financial measures presented herein may not be comparable to similarly-titled measures reported by other companies or to similarly-titled measures for the Company.

This Presentation is not to be construed as legal, business, tax or accounting advice, and each recipient should seek independent advice on these or other aspects of the Presentation and the information contained herein.

This Presentation is not a prospectus or an offering circular. The Presentation has not been filed with or approved by any state or federal securities authority. No federal or state securities authority has reviewed the adequacy or accuracy of the Presentation, or the merits of the securities described herein.

The Company does not intend, and does not assume any obligation, to update or correct the information included in this Presentation.

There may have been changes in matters which affect the Company subsequent to the date of this Presentation. Neither the issue nor delivery of this Presentation shall under any circumstance create any implication that the information contained herein is correct as of any time subsequent to the date hereof or that the affairs of the Company have not since changed, and the Company does not intend, and does not assume any obligation, to update or correct any information included in this Presentation. The contents of this presentation are not to be construed as legal, business, investment, tax or other professional advice. Each recipient should consult with its own legal, business, investment and tax adviser as to legal, business, investment and tax advice. The Company expressly disclaims any liability whatsoever towards any recipient of this Presentation in connection with the matters described herein.

Any person accepting delivery of this Presentation or who otherwise receive it, agrees to keep the Presentation, all of the information it contains and any oral information received in connection with the Presentation strictly confidential and will not distribute, publish, disclose or reproduce any of its content.

This Presentation is subject to Norwegian law, and any dispute arising in respect of this Presentation is subject to the exclusive jurisdiction of Norwegian courts.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK
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01 © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 3 RODUCTION

Today's Presenters

KALERA



CURTIS MCWILLIAMS
Interim Chief Executive Officer



FERNANDO CORNEJO
Chief Financial Officer



DR. HENNER SCHWARZ
Chief Commercial Officer



AUSTIN MARTIN
Chief Operating Officer



DR. JADE STINSON
President & Co-Founder of Vindara

agrico



BRENT DE JONG
Chairman & CEO



BRIAN ZATARAIN
Director

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK 4

Agrico Brings Depth of Leadership and Experience

Leadership Team



BRENT DE JONG, Chairman & CEO

- Managing Partner at De Jong Capital; Chairman at Emergent Technology
- Previously Partner and Head of Special Situations at Castlelake (Chairman of Itafos)
- Director & Advisor at RA Holdco; Head of Special Situations & Investment Committee Member at Ashmore



BRIAN ZATARAIN, Director

- Operating Partner at De Jong Capital and U.S. Grid Company
- Previously CEO at Itafos; Executive Vice President of Development & Chairman of Investment Committee at AEI

Agrico Overview

- Agrico Acquisition Corp. (Nasdaq: RICO) is a $147mm publicly traded SPAC
- 100+ years of public and private company investing and operational experience spanning diverse industries and geographies
- Extensive transaction expertise with 250+ closed transactions in 50+ countries aggregating $33bn+ in total transaction value
- Vast network, trusted relationships and "win/win" approaches
- Significant corporate governance base with directors and executives who have worked in public and private companies

Board & Advisor Experience

Ashmore | AEI | AES | BARINGS | CASTLELAKE | Deutsche Bank | ITAFOS | J.P.Morgan | Morgan Stanley | Rabobank | S&P Global Market Intelligence | SGRF

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK

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Platform Builders with a Track Record of Value Creation

Agrico Highlights

1. Platform builders and cohesive team with a diverse and successful track-record of value creation
2. Significant tailwinds with a robust opportunity set across AgTech verticals
3. Committed to ESG performance with a particular focus on sustainable growth
4. Defined investment strategy with disciplined investment process and proprietary deal flow
5. Competitive vehicle to leverage team's strengths in an industry with capital scarcity

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
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Leading Vertical Farming Platform

Kalera Investment Highlights

- **#1** Portfolio of great-tasting, healthy and sustainable products *supported by a leading technology stack*
- **#2** Scalable business model *accessing local markets with a global footprint*
- **#3** Large and actionable pipeline of new facilities *including 6 in construction*
- **#4** Compelling economic profile *with more efficient capex per lb. of annual output and output per facility sq. ft. vs. peers*
- **#5** World class leadership team *fully committed to the highest ESG standards*

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK
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Transaction Overview

KALERA

+

agrico

Overview

- $147mm cash in trust from Agrico Acquisition Corp. (Nasdaq: RICO)
- $100mm minimum cash condition to closing
- Use of proceeds: growth capital and general corporate purposes

Valuation

- $375mm pro forma equity value
- Exchange ratio of 0.091 for existing Kalera shareholders
- Based on Kalera 30-day VWAP of 9.99 NOK (1)

Ownership (2)(3)

- 52% existing Kalera shareholder equity rollover
- 48% Agrico Acquisition Corp. investors including founder shares
- Kalera Contingent Value Rights equal to 10% of pro forma shares based on agreed strike prices
- Sponsor promote clawback of up to 50%

Source: Company information.

1) As of 1/28/22, also reflecting the impact of transaction expenses and the sponsor promote – see Footnote (2).
2) Based on $10 share price of RICO, 14.4mm SPAC shares outstanding, 3.6mm sponsor promote shares and calculated using Kalera 30-day VWAP of 9.99 NOK assuming 209.4mm Kalera basic shares outstanding, issuance of 2.1mm shares related to Vindara, and 4.0mm in-the-money options, which implies a 0.091 exchange ratio of Kalera existing diluted shares to pro forma shares in combined company.
3) Existing Kalera Shareholders to receive additional 5% of pro forma shares when stock trades above $12.50 and again at $15.00 for 20 trading days within a 30 trading-day period based on VWAP.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK

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02 © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 9 ADING VERTICAL MING PLATFORM

Portfolio of Fresh, Great Tasting, Healthy and Sustainable Products Sold Under the Kalera Brand

Living Lettuce and Greens



Whole Head

- Butterhead/Bibb
- Romaine
- Oak leaf
- Crispy
- Multi leaf
- Frisee
- Mini gem
- Lollo



Harvest-on-Demand

- Lettuce
- Mustard
- Pak choi
- Arugula
- Oak leaf
- Basil
- Cilantro


BUTTER LETTUCE
RED BUTTER KRUNCH BLEND
ROMAINE LETTUCE
KALERA KRUNCH LETTUCE

Cut Leaf

- Romaine
- Butterhead/Bibb
- Crispy
- Frisee
- Multi leaf



Baby Leaf & Microgreens

- Spinach
- Arugula
- Kale
- Mizuna
- Basil
- Cilantro
- Mustard greens
- Asian mixes
- Microgreen mixes

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK 10

K al e r a ’ s R o m a i n e I s N u tr i e n t D e n s e C on v e n t i ona l Romaine Kalera R o m a i n e % N U T R I E N T INCREASE Vitamin A/Beta Carotene 6 mcgRAE 15 2 mc g R A E Vitamin K 7 9 m c g 23 0 mc g Lutein & Zeaxanthin 80 6 m c g 33 6 1 mc g F o l a t e 2 1 m c g 3 2 mc g Potassium 22 6 mg 3 9 1 mg 25x 1 90% 320% 52% 73% Magnesium 1 3 mg 2 2 mg 69% C a l c i u m 2 7 mg 5 4 mg 1 00 % N u t r i e n t Dense Non - GMO P e s t i c i d e Free Improved Food Safety No Fertilizer Run - Off #1 1) Preliminary tests only as future tests may have varying results. © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 11 Source: M é rieux NutriSciences and Company information. Preliminary tests indicate superior nutritional content in Kalera romaine vs. conventional romaine (1) F r es hn es s i s a k e y d r i v e r i n romaine nutritional content Kalera’s “Local Living Lettuce” is still alive with the root ball attached when sold We believe our “Local Living Lettuce” is differentiated not only in terms of nutrient content but also in taste, texture and shelf life

#1

Leading Technology

Intellectual property from Seeds to Software

Competency	Seeds	Substrates	Intralogistics	Irrigation and Nutrient Mgmt	HVAC	Light	Processes	Software
Product Mapping: Whole Head Lettuces; Baby Leaf Lettuces; Spinach; Microgreens; Arugula; Other Asian Greens	Proprietary Genetics (Non-GMO)	Plugs; Dryponics; Bestponics	Automated Intra-logistics System	HyCubeOS	Full Climate Control Deploying Climate Cells	Lighting Knowledge	Automated Processes	Service-Oriented Software Architecture

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK 12

#1

Vindara Drives Transformational Seed Innovation

Big Data and AI-Driven Seed Development

- Database tracks physical measurements (e.g. diameter, nutritional density, etc.) and sensory properties (e.g. flavor, texture, color, etc.) of produce varieties
- Data used to train proprietary Machine Learning models that predict the genetic underpinnings of new varieties, dialed in with a precise set of desired properties

Big Data



Machine Learning Models

Control Panel for Genetic Varieties

- Color, texture, flavor, and nutrient profile are subjective, and influenced by a range of cultural and generational traditions
- Vindara provides flexibility to growers to respond to these pressures with agility and precision
- Facilitates a control panel for designing the produce of tomorrow—built to spec and brought to life with unprecedented speed


Flavor
Nutrients
Texture
Height
Color
No. of leaves

Cross-Breeding 5x Faster



5-7 years

1-1.5 years (1)

Romaine Lettuce Case Study: Vindara Seeds Boosted Mass by 50% (2)


1.5×
Fresh mass vs. Commercial average
Off the Shelf Variety 1
Off the Shelf Variety 2

Source: Company information.
1) For leafy greens.
2) Testing performed in-house at Vindara.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK
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Technological Differentiation Protected through Growing Intellectual Property

Proprietary Seed Science
AI-driven accelerated seed development platform
optimized seeds with amplified yields, nutrition and flavor

Proprietary Plant Science
Optimized nutrient management, light recipes, climate control optimized grow media

Deep Technology Stack
Advanced process automation with IoT, Big Data and
AI capabilities



Invention Disclosures
PENDING
16
&
GRANTED
2
Plant Science
Seed Science
Engineering

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK

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#2

Rapidly Scaling Business Model

Global Operations

Kalera builds, owns and operates capital-efficient vertical farming facilities

4
Large-Scale Operational Facilities

6
Large-Scale Facilities under Construction

US | Europe | Middle East | Asia

Highest Quality Produce

Delivering a portfolio of great-tasting, healthy and sustainable products


Bibb
Oak Leaf
Romaine
Mini Gem
Lollo
Rainbow
Daikon
Onion
Cilantro
Basil

Blue Chip Partners

Validated by blue chip food service and retail channel partners and customers

1,000+
Total Number of Stores

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK 15

#2

Global Portfolio of 10 Facilities and Growing

In Operation

	United States			EMEA and Asia
	#1 Orlando, Florida	#2 Atlanta, Georgia	#3 Houston, Texas	#4 Kuwait
Expected Annual Output:	~0.8mm lbs.	~2.6mm lbs.	~3.3mm lbs.	~280K lbs.
Operations Starting Date:	February 2020	April 2021	September 2021	March 2020






Under Construction (2021-2022)

	#5 Denver, Colorado	#6 Seattle, Washington	#7 Honolulu, Hawaii	#8 Singapore
Expected Annual Output:	~2.9mm lbs.	~2.7mm lbs.	~1.3mm lbs.	~610K lbs.
Operations Starting Date (Est):	1H 2022	1H 2022	2H 2022	1H 2022






	#9 Saint Paul, Minnesota	#10 Columbus, OH	#11 Central Florida[(1)]
Expected Annual Output:	~2.0 mm lbs.	~3.3 mm lbs.	~3.3mm lbs.
Operations Starting Date (Est):	1H 2022	1H 2023	2023

Source: Company information.
1) Potential sites currently being evaluated.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK 16

Kuwait S i n g a p o r e Munich (3) Orlando (2) A t l an t a S e a tt l e D e n v e r S t . P au l Co l u m b u s Houston Honolulu Production Capacity (1) Expected to Reach ~17mm lbs. in 2022 Strategically Positioned Facilities to Address Attractive Global Markets Source: Company information. 1) Production Capacity is the percentage of total facility capacity currently utilized to grow plants in a given time period. 2) Kalera headquarters. 3) Kalera Europe, Middle East, Africa and SE Asia office. Operational farms Under construction farms Grow Tower site 1 7 m m l b s . e q ua t es t o ~ 7,80 0 m t , o r ~ 0 . 03 % o f 2 01 7 w o r ld le tt u c e p r o d u c t i o n v o l u m e o f 2 7 m m m t (4) #2 4) IndexBox, World - Lettuce And Chicory - Market Analysis, Forecast, Size, Trends and Insights, 2019. © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 17

Source: Company information. 1) Production Capacity is the percentage of total facility capacity currently utilized to grow plants in a given time period. 2) Throughput yield is the percent of production capacity of plants that meets or exceeds quality standards and are ready for sale. F a c il i t i e s O p e r a t i n g R e li a b l y Acceleration Levers #2 Large Scale Facilities on Track to Meet Production Capacity (1) Targets and Throughput Yields (2) H ou st o n F a c ili t y C o mm i ss i on i n g P r o c e s s 83% 83% 83% 83% 83% 60% 60% 60% 92% 86% 72% 50% 53% 55% 60% 65% 60% 67% 70% 75% 80% 85% 52% 75% 70% 62% 68% 4 0% 4 5% 5 0% 5 5% 6 0% 6 5% 7 0% 7 5% 8 0% 8 5% 9 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0 % O c t N o v Dec Jan Feb M o d e l : P r o d u c t i o n C a p a c i t y ( % of M a x i m u m C a p a c i t y) Model:Throughput Yield (% of Production Capacity) J u n J u l Throughput Percent of Production(Actual) Capacity (1)(3) P e r c e nt of M a x i m u m C a p a c i t y (2) Mar Apr May HOU Production Capacity HOU Throughput Yield (% of Production Capacity) Expected ramp - up time reduced to 6 months for all new facilities opened 2023 and beyond Standardization of new design leads to more predictable system performance and faster ramp - up Target throughput yield (2) achieved in 6 months resulting in lower ramp - up costs Similar improvement and acceleration patterns can be observed in other industries 3) Maximum Capacity is the facility yield capacity if all available production systems for growing plants are 100% utilized. © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 18

3 7 10 10 10 10 3 6 7 1 2 2 2 2 2 4 11 20 28 4 9 16 26 38 47 St r on g G r o wt h T r a j e c t o r y 2023 2025 20 2 1 2022 20 2 4 Target # of Revenue Generating Large - Scale Facilities by End of Year International US 14 24 14 21 12 18 12 15 12 12 # M on t h s S a l e s R a m p - u p D u r a t i o n (1) Intl. new Intl. live or announced US new US live or announced P ha s e 1 P ha s e 2 P ha s e 3 #3 Source: Company information. 12 1) Duration of sales ramp - up to 88% of theoretical sales capacity (100% of business plan). © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 19 12 2026

#3

Focus on Large Scale Facilities

Primary Growth Vehicle

Large-Scale Facility



- CapEx: $13mm - $26mm
- Size: ~75k – 136ksqft.
- Up to 3.5mm lbs per year[1]
- All segments of leafy greens
- High level of automation and high-density rack system

Smaller Large-Scale Facility





- CapEx: < $13mm
- Size: < 75ksqft.
- Up to 1.5mm lbs per year
- All segments of leafy greens
- High level of automation and high-density rack system

Other Models to Meet Smaller Demand

HyCube + Grow Tower





- Up to 30k – 40klbs per year
- All kinds of full head leafy greens
- Allows venues to showcase sustainable growing methods

Grow Box





- Direct to consumer
- Individual store solution – "harvest on demand"
- Alternative for retailers looking to deliver fresh produce

Source: Company information.

1) Depending on crop type.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK

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#3

Modular Design Enables Rapid Deployment

Modular Design, Buildout and Installation

Rapid Roll-Out Capabilities

- Site selection – strategically located near urban populations
- Buildings - existing warehouses that are retrofitted and leased or purchased, or are built-to-suit
- Established supply chains – defined CapEx, availability of equipment on-time, on-budget without bottleneck issues
- Replicable scaling – existing design, installation, lease agreements and work relationships with architects and design companies
- Construction time for a large facility is typically 10 – 13 months (currently experiencing some supply chain delays)

Efficient Design

- Modular designs – based on components that can be reused in various configurations
- Energy efficient design – optimized temperatures, humidity and reduced heat loads
- Quick installation and set-ups
- Standardized equipment – shorten lead times and internal review
- Design teams – architectural space management, internal infrastructure, value engineering and design/planning, sustainability, government relations

Site Transformation


~10-13 months

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK

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En d o f 202 5 (1) F a r m o f F u t u r e ($USD) Sell Price/lb. (2) $6.68 Cost (3) $3.21 Margin $3.47 Packaging $1.39 EBITDA $2.07 E B I T D A M a r g i n 31.0% $3 . 3 2 / f a c ili t y End of 2025 Farm of the Future $6.65 /facility End of 2023 Houston C o m p e l lin g E c ono m i c P r o f il e Source: Company information. 1) Stabilized farm. 2) Blended price. 3) Excludes packaging costs. 4) See final slide for EBITDA reconciliation. 2 1 . 5 % E BI T D A M a r g i n 3 1 . 0 % En d o f 202 3 H ou s t o n (1) ($USD) Sell Price/lb. (2) $5.51 Cost (3) $3.58 Margin $1.93 Packaging $0.74 EBITDA $1.18 E B I T D A M a r g i n 21.5% F u l l h e a d an d c u t l e a f pr o d u ct i o n Full head, cut leaf, baby leaf, microgreens production #4 Facility Unit Economics ($/lbs.) Facility EBITDA (4) ($ in millions / % EBITDA margin) © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 22

#4

A Leader in Capital Efficiency

Lower CapEx

- Kalera is one of the leaders in CapEx per Lb of Annual Output[(1)(2)]
- ROI-driven automation adoption – most labor intensive operations automated first, after careful analysis of benefits vs. costs
- Careful standardization of key equipment to avoid over-engineering but still maintaining technology advantages
- In-House only hardware/software related to Kalera competitive IP: nutrient management, process automation, AI, etc.
- Established key supply chain relationships

CapEx per Lb of Annual Output ($)



4.7
16.8
Kalera
Selected Competitor Avg.

Higher Yields

- Kalera is one of the leaders in the vertical farming industry in production output per facility size[(1)(2)] – Lbs/sqft.
- One of the leaders in yields per growing area (Lbs/sqft. of growing area/Year)
- Cost-effective solution for maximizing growing area in the facility

Output (Lbs/Yr) per Facility sqft.



38
26
Kalera
Selected Competitor Avg.

Source: Company information.

1) Based on publicly available information, industry average weighted by total production facility size.

2) Output per facility size KPI normalized to a standard 32-feet high warehouse and includes total facility sqft. (grow room + operations & logistics space) averages weighted by facility.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK

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#4

Performance Expected to Improve Over Time

1 Number of Farms Expected to Increase	• Number of farms increase with build out of the US, Middle East, Southeast Asia and new markets
2 Sales Per Farm Expected to Increase	• Distribution grows with new customers and more stores per customer • Sales per store rise with marketing to consumers • Effective capacity per farm increases with improving growth rates and yields • Average selling price rises after introductory offers and brand building
3 Operating Cost Expected to Decrease	• Each new farm incorporates learnings from prior farms • Buying power grows as scale increases; fixed costs as a % of sales decline • Growth rates, yields and seed costs improve with leveraging of Vindara's seed technology • Labor costs decline with leveraging of &ever's automation technology
4 Cost of Capital Expected to Decrease	• Cost of equity improves with Nasdaq listing and steadily improving results • More efficient capital structure as business matures and generates predictable, growing cash flows

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK 24

#5

World Class Leadership Team



Curtis McWilliams
Interim Chief Executive Officer

Ardmore Shipping · MODIV · Campus Crest · Trustreet Properties · Merrill Lynch (Bank of America Corporation)



Austin Martin
Chief Operating Officer

target · ALDI · MAPCO



Fernando Cornejo
Chief Financial Officer

ARGO GROUP (Get there together) · citi · EXIN GROUP · BBVA



Dr. Henner Schwarz
Chief Commercial Officer

&ever · BAIN & COMPANY · Planet Sports (You never ride alone.)



Dr. Cristian Toma, PhD
Chief Science Officer
and Co-Founder

BD · medeikon corporation



Keri Gasiorowski
Chief Human Resources
Officer

DigitalRisk · Meritage Homes · LUMINAR · Park Square Homes



Dr. Heiko Hosse
Chief Technology Officer

ILF Consulting Engineers · &ever · IMRC



Dr. Jade Stinson, PhD
President & Co-Founder
of Vindara

VINDARA · BASF (We create chemistry) · AGTECH ACCELERATOR



Dr. Jan-Gerd Frerichs
EVP Software

&ever · eppendorf · T-Systems



Aric Nissen
Chief Marketing Officer

accenture · DQ · SUBWAY · Restaurant Technologies

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK

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#5

Experienced Directors for Combined Company Board



Kim Lopdrup
Board Director (Chairman Elect)[1]

- Retired CEO of Red Lobster
- Former COO of Burger King N.A. and CEO of Dunkin' Brands Intl. Business
- Began career in brand management at P&G; has 30+ years of experience in restaurant business



Maria Sastre
Board Director

- On boards of General Mills, O'Reilly Auto Parts, Guidewell Holdings, Miramar Services and Helios Education Foundation
- 20+ years experience in mergers/integrations



Umur Hursever
Board Director

- Partner and member of investment committee at Lightrock
- Over 20+ years of direct private equity and growth equity experience
- Previously with Capital Group, CCMP Capital (fka J.P. Morgan Partners)



Sonny Perdue
Board Director

- Former US Secretary of Agriculture
- Former Governor of Georgia and Georgia State Senator



Curtis McWilliams
Board Director Elect

- Chairman of Ardmore Shipping
- 25+ years experience in public and private company governance



Andrea Weiss
Board Director Elect

- Founder and CEO of The O Alliance, a consulting firm focused on digital transformation
- Board member of Cracker Barrel Old Country Store, RPT Realty, O'Reilly Auto Parts and Bed Bath & Beyond



Faisal Al-Meshal
Board Director Elect

- Director of Strategy and Business Development at NOX Management
- Previously Deputy General Manager of Ghaliah



Brent De Jong
Board Director Elect

- Managing Partner at De Jong Capital; Chairman at Emergent Technology
- Previously Partner and Head of Special Situations at Castlelake (Chairman of Itafos)
- Director & Advisor at RA Holdco; Head of Special Situations & Investment Committee Member at Ashmore

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK
26

#5

Kalera's ESG Commitment

	WATER STEWARDSHIP	CO_2 AND LAND USE	NUTRITION & HEALTH	21st CENTURY FARMER
SDGs	*Protecting resources by lowering consumption and avoiding discharges*	*Reducing CO_2 footprint from supply chains & operations, and slashing land use*	*Enhancing health benefits from ultra-fresh greens with high nutritional value*	*Developing 21st century farming workforce through educational and R&D partnerships*
Impact	• Reduced water use and fertilizer discharge through closed irrigation/fertilization system with advanced controls	• Reduced CO2 footprint • Reduced land use	• Safe food supply • Improved nutritional value through optimized non-GMO genetics and growing recipes/methods	• Workforce development through continuing education (CE), internships and work-study programs
KPIs	• Water consumption • Wastewater generated • Water recycled • Impact to water-stressed areas	• CO2 footprint per GhG protocol, end-to-end from suppliers to customers • % energy & material inputs from sustainable sources • Yield per acre/ha	• Food safety audit performance • Phyto-nutrient levels	• Number of CE Credits • Internship hours • Work-study hours

Foundation of Must-Have Factors: Governance, Social Policies, and KPIs

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK 27

03 © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 28 NANCIAL HLIGH T S

Key Projection Drivers

1. Kalera to open US and International farms per schedule
2. Number of months for sales ramp up will vary based on geography and year of deployment
3. Product portfolio mix gradually changes from current full head / baby leaf to all varieties
4. Higher yields and decreased cycle time to increase margins through Vindara seeds, starting in Q4 2022
5. US farm starting with Columbus will be Kalera's third generation of farms producing all varieties
6. Corporate expenses include synergies achieved through the &ever acquisition starting in Q2 2022
7. Pro forma for combination with Agrico assuming a transaction closing in June 2022

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK 29

# 5-Year Financial Projections

## Revenue

Farms opened in 2021 / 2022 are expected to contribute ~99% of revenues in 2023



$12
$30
$87
$142
$233
$292
$384
$421
$523
$536
2022E
2023E
2024E
2025E
2026E

| | 2022E | 2023E | 2024E | 2025E | 2026E |
|---|---|---|---|---|---|
| % Growth Rate (1) | 304.9% | 655.9% | 167.9% | 64.8% | 36.0% |

## Project EBITDA (2)

Farms opened in 2021 / 2022 are expected to generate positive EBITDA in 2023



($31)
$0.4
($14)
$23
$31
$73
$83
$110
$142
$148
2022E
2023E
2024E
2025E
2026E

| | 2022E | 2023E | 2024E | 2025E | 2026E |
|---|---|---|---|---|---|
| % Margin (1) | (271.2%) | (16.5%) | 13.2% | 21.5% | 27.2% |

## Corporate EBITDA (2)



($52)
($20)
($34)
$3
$10
$51
$61
$89
$121
$126
2022E
2023E
2024E
2025E
2026E

| | 2022E | 2023E | 2024E | 2025E | 2026E |
|---|---|---|---|---|---|
| % Margin (1) | (447.3%) | (39.4%) | 4.5% | 16.0% | 23.1% |

Projections  Run Rate

Source: Company information. Figures in USDmm.
1) All growth rates and margins are based on projections shown.
2) See final slide for EBITDA reconciliation.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK 30

Healthy Consumer Revenue Growth (%) EBITDA Margin (%) EV / R eve nu e EV / Revenue / Growth EV / EBITDA Ag Tech Source: Company information, other publicly available sources and FactSet as of 1/31/22. (1) Pro forma for acquisition of ZFS Creston. V a l ua ti o n B e n c h m a r k i n g 2025 2025 2025 2025 2025 2025 0 . 5 x 0 . 9 x 1 . 7 x 2 .4 x 2025 2025 2025 0 . 0 1 x 0 . 0 1 x 64.8% 16 . 0% 46 . 9% 31 . 5% 88 . 4% 36 . 8% 0 . 6 x 0 . 0 1 x 3 . 6 x 7 . 4% 62 . 0% 2025 2025 2025 0 . 9 x 0 . 02 x 12 . 7 x 2024 2024 2024 167 . 9% 4 . 5% 1 . 0 x 0 . 0 1 x 2 1 . 4 x 2024 0 . 8 x 102 . 3% 2024 0 . 0 1 x 2024 1 1 . 5 x 7 . 0% ( 16 . 5% ) 19 . 1% 2024 2024 2024 1 . 5 x 0 . 08 x NM 1 . 7 x 2024 2024 2024 0 . 0 1 x 263 . 8% 22 . 6% 7 . 4 x 2023 2023 NM 2023 0 . 24 x 24 . 9% 0 . 4% 5 . 9 x 2023 2023 5 . 3 x 34 . 7 x 2023 0 . 1 7 x 30 . 8% 15 . 4% 2023 2023 1 . 5 x 20 . 1 x 2023 0 . 07 x 23 . 1% 7 . 6% (1) 2026 2026 2026 36.0% © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 31 23 . 1% 0 . 4 x 0 . 0 1 x 1 . 8 x

T r a n s a c t io n S ou r c e s & U s e s All values in $mm All values in $mm All values in mm S PA C C a s h in T r u s t $ 1 46 . 6 (1) K a le r a E q u i t y R o ll o v er 195 . 0 (2) Total Sources $341.7 C a s h t o B a l an c e S h eet $135.4 K a le r a E q u i t y R o ll o v er 195 . 0 (2) E s t i m a t ed F ees & E x p e n s es 11.2 Total Uses $341.7 Pr o F o r m a S ha r es O u t s t an d i n g 37 . 5 (2) P o s t - M on ey E q u i t y Va l u e (3) $374.7 ( - ) N et C a s h (4) 152.7 Pr o - F o r m a I mp lied En t e r p r i s e Va l u e ( P o s t - M on e y ) $222.0 Source: Company information. 1) Assumes no redemptions. 2) Based on $10 share price of RICO, 14.4mm SPAC shares outstanding, 3.6mm sponsor promote shares and calculated using Kalera 30 - day VWAP of 9.99 NOK assuming 209.4mm Kalera basic shares outstanding, issuance of 2.1mm shares related to Vindara, and 4.0mm in - the - money options, which implies a 0.091 exchange ratio of Kalera existing diluted shares to pro forma shares in combined company. 3) Post - Money Equity Value = Kalera Pre - Money Equity Value of $239mm + Net Cash to Balance Sheet of $135.4mm. 4) Composed of $135.4mm of cash to balance sheet and $17mm cash on hand. Sources U s e s P r o F o r m a O w n e r s h i p ( % ) a t C l o s i n g (2) Pro Forma Capitalization Existing Kalera Shareholders 52.0% © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 32 Agrico Investors 38.4% Agrico Founders 9.6%

Q&A



CURTIS MCWILLIAMS
Interim Chief Executive Officer



AUSTIN MARTIN
Chief Operating Officer



DR. HENNER SCHWARZ
Chief Commercial Officer



DR. JADE STINSON
President & Co-Founder of Vindara



FERNANDO CORNEJO
Chief Financial Officer



DR. CRISTIAN TOMA, PHD
Chief Science Officer and Co-Founder



BRENT DEJONG
Agrico Chairman & Chief Executive Officer



BRIAN ZATARAIN
Agrico Director

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK 33

PPENDIX 1 CENT TRANSACTIONS © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 34

Recent Transformative Acquisitions Are Driving Technology Leadership


VINDARA

- A pioneer in seeds designed for indoor vertical farming systems
- Today's seeds are almost perfectly opposed to what indoor growers need
- Lifting the burden imposed by today's off-the-shelf seeds with tailor-made alternatives designed for vertical indoor use

Amplified yield, appearance, nutrition and flavor	A drop-in replacement for the systems indoor growers use	Designed entirely through analytics, not gene-editing or GMOs

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK 35

Deep Product Pipeline

DISCOVERY → **PHASE 1** → **PHASE 2** → **PHASE 3** → **LAUNCH**

Amaranth for Microgreens

Quinoa



Arugula

Coriander

High Yield Bush Cucumber

Sweet Pea



High Yield Genovese and Thai Basil

Fusarium + Mildew Resistance Basil

Frost Tolerant Basil



High Yield Spinach

Novel Butterheads

Novel Leaf Lettuce



Non-Blonde Faster Grow Out Romaine

Crispy Romaine



VINDARA

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK
36

Kalera + Vindara Benefits and Synergies

KALERA
The Science of Great Greens
+
VINDARA

1. **IMPROVES** unit economics and EBITDA – lower COGS, increased output, reduced cycle time
2. **FURTHER PRODUCT DIFFERENTIATION:** optimized color, texture, flavor, architecture and nutrient profile
3. **EXPANDS** and accelerates seed R&D programs for proprietary products
4. **$2.5BN MARKET** opportunity
5. **ADDITIONAL** seed revenue opportunities for global indoor vertical farming market – premium pricing
6. **ADDITION** of Vindara experienced team and Co-Founder and President Dr. Jade Stinson



Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK 37

&ever Provides Access to Attractive Global Markets and Bolsters Tech Stack

&ever Overview

- Launched in Germany in 2015, focus on baby leaf products (kale, arugula, mustards, etc.)
- Broad portfolio of vertical farms from mega-farm (live in Kuwait) to grow tower/ grow box (live in Germany)
- High degree of automation and powerful proprietary software platform





Proprietary Plant Science & Technology

- Developed Bestponics growth substrates and also patented Dryponics©
- Proprietary grow recipes optimized for extensive variety of baby leaf produce
- Employ advanced climate cells and an automated intra-farm tray movement system that is designed to significantly reduce operating expenses




Source: Company information.

Highly Automated Vertical Farming Solutions – Kuwait Case Study


KALERA

Key Facts:

- CapEx ~ EUR 9mm (incl. building), built in less than 10 months with JV partner
- Total growing area of 3,200m², fully automated intralogistics system
- Strong sell-thru with premium customer base

Exemplary Customers:

شركة كويت اجرو KUWAIT AGRO COMPANY

مركز سلطان THE SULTAN CENTER

FOUR SEASONS HOTEL KUWAIT AT BURJ ALSHAYA

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK
38

&ever's Unique Growing Methods Complementary to Kalera's Technology



Bestponics

Key Features and Benefits

- Innovative substrates approach with smart fertilizers and soil
- No fertilizer mixing required
- No complex irrigation and fertilization system
- Excellent yield also for "difficult" plants such as Arugula
- Operating requirements of grow tower are being simplified drastically

Bestponics: "smart" fertilizers and soil



Dryponics

Key Features and Benefits

- Plants are harvested with their roots intact
- Nutrients and taste are fully preserved
- Smaller roots, higher share of usable plant
- Less water in the system, leading to lighter construction and lower CAPEX
- More efficient climatization **in individual climate cells (lower OPEX)**

Patented Dryponics system, leading to less root/more leaf, a key differentiator vs. competitors

CONTINUES TO GROW

NO COOLING

NO PESTICIDES AND HERBICIDES

TASTE

LONG SHELF LIFE

Source: Company information.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED

| PROJECT ORLANDO INVESTOR DECK

39

Kalera + &ever Creates a Leading Global Player in IVF

KALERA
The Science of Great Greens
+ &ever

1. **CREATES** full portfolio of leafy green offerings – "One Stop Shop"
2. **ESTABLISHES** beachhead in attractive markets, including the Middle East and Southeast Asia
3. **PROVIDES** large portfolio of IVF technology solutions
4. **EXPANDS** ability to address global IVF TAM and customer share of wallet
5. **SYNERGIES:** revenue, tech/ automation cost reductions, extends Vindara cost synergies to &ever and saves corporate overhead
6. **ADDITION** of world class &ever leadership



© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK

40

PPENDIX 2 ILITIES IN OPERATION © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 41

Current 10 - month Facility Production Ramp - up Model to Test an d B ala n c e A l l S y s t em s Kalera Large - Scale Facility Commissioning Process for Facilities Opened in 2021 - 2022 Source: Company information. 1) Production Capacity is the percentage of total facility capacity currently utilized to grow plants in a given time period. 2) Maximum Capacity is the facility yield capacity if all available production systems for growing plants are 100% stabilized. 3) Throughput yield is the percent of production capacity of plants that meets or exceeds quality standards and are ready for sale. 83% 83% 83% 83% 83% 60% 60% 50% 53% 55% 60% 65% 67% 70% Production capacity (1) aligned to sales demand 85% 80% 75% 60% 60% 60% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% 1 2 3 4 5 6 7 8 Throughput Yield (% of Production Capacity) 9 10 4 0% 4 5% 5 0% 5 5% 6 0% 6 5% 7 0% 7 5% 8 0% 8 5% 9 0 % P e r c e nt of M a x i m um C a p a c i t y (2) Throughput Percent of Production(Actual) Capacity (1)(3) Production Capacity (% of Maximum Capacity) 10 - month process to test and balance all systems begins at first harvest Operational losses due to ramp - up are expected until sales demand is aligned with production capacity (1) Currently align production with sales at month 10 Production data cannot be used to project sales during the 10 - month commissioning process Comments Phase 1 M onth s © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 42

R e d u c t io n i n O p e r a t i on a l R a m p - u p C o s t s an d T i m e 65% 65% 65% 65% 55% 45% 50% 60% 70% 75% 80% 88% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% 4 0% 4 5% 5 0% 5 5% 6 0% 6 5% 7 0% 1 2 3 4 5 6 Throughput % Production (Actual) Capacity Percent of Maximum Capacity (3) 202 4 - 202 5 P r o d u c t i o n r a m p - up 45% 40% 40% 45% 50% 45% 50% 62% 70% 78% 85% 88% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% 8 0% 7 5% 7 0% 6 5% 6 0% 5 5% 5 0% 4 5% 4 0% 3 5% 3 0% 1 6 Throughput % Production (Actual) Capacity Percent of Maximum Capacity (3) 2025 + P r o d u c t i o n r a m p - up 2 3 Model:Production Capacity (% of Maximum Capacity) 4 5 Model:Throughput Yield (% of Production Capacity) Expected ramp - up time reduced to 6 months for all new facilities opened 2023 and beyond Standardization of new design leads to more predictable system performance and faster ramp - up Target throughput yield (2) achieved in 6 months resulting in lower ramp - up costs Similar improvement and acceleration patterns can be observed in other industries Kalera Large - Scale Facility Commissioning Process for Facilities Opened in 2023/2024 Acceleration Levers Model:Production Capacity (% of Maximum Capacity) Model:Throughput Yield (% of Production Capacity) Kalera Large - Scale Facility Commissioning Process for Facilities Opened in 2025+ P r o d u c t io n C a p a c i t y (1) A li g n e d t o S a l e s De man d 3) Maximum Capacity is the facility yield capacity if all available production systems for growing plants are 100% stabilized. © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 43 Source: Company information. 1) Production Capacity is the percentage of total facility capacity currently utilized to grow plants in a given time period. 2) Throughput yield is the percent of production capacity of plants that meets or exceeds quality standards and are ready for sale.

C u r r e n t S a l e s R a m p - u p M o d e l Source: Company information. 21 18 15 12 14 12 12 12 2022 2023 2024 2025 - 43% US I nt . # of Months Sales Ramp - up since First Harvest for US and International Farms Over time, Kalera’s brand and products will become better known and develop stronger brand equity Kalera’s product portfolio will become increasingly diverse and attractive As Kalera’s farm network grows, national accounts will lead to a much faster sales ramp - up when a new farm opens Accelerating ramp - up patterns can be observed in similar industries Acceleration Levers Note: International facilities more often have offtake agreements, and farms are smaller. © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 44

Atlanta Throughput Yield on Track with Ramp - Up Model Atlanta Facility Commissioning Process Source: Company information. 1) Throughput yield is the percent of production capacity of plants that meets or exceeds quality standards and are ready for sale. 83% 83% 83% 83% 83% 60% 60% 60% 60% 60% 73% 76% 73% 87% 83% 50% 53% 55% 60% 65% 67% 70% 75% 80% 85% 44% 56% 50% 68% 4 0% 4 5% 5 0% 5 5% 6 0% 6 5% 7 0% 7 5% 8 0% 8 5% 9 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0 % S e p J a n Feb Mar T hr o u g h p u t Y i e l d ( % o f P ro d u c t i o n C a p a c i t y) A p r May Jun ATL Throughput Yield (% of Production Capacity) T h r o u g h p u t P e r c e nt of P r o d u c t i on ( A c t u a l ) C a p a c i t y (1)(3) P e r c e nt of M a x i m um C a p a c i t y (2) Oct Nov Dec P ro d u c t i o n C a p a c i t y ( % of M a x i m u m C a p a c i t y) A T L P ro d u c t i o n C p a c i ty 2) 3) Maximum Capacity is the facility yield capacity if all available production systems for growing plants are 100% stabilized. Production Capacity is the percentage of total facility capacity currently utilized to grow plants in a given time period. © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 45

Houston Throughput Yield Well Ahead of Expectations H ou st o n F a c ili t y C o mm i ss i on i n g P r o c e s s Source: Company information. 83% 83% 83% 83% 83% 60% 60% 60% 60% 92% 86% 72% 62% 53% 55% 60% 65% 67% 70% 75% 80% 85% 52% 50% 75% 70% 68% 4 0% 4 5% 5 0% 5 5% 6 0% 6 5% 7 0% 7 5% 8 0% 8 5% 9 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0 % Oct Nov Dec M o d e l : P r o d u c t i o n C a p a c i t y ( % of M a x i m u m C a p a c i t y) J a n F e b Mar Apr Model:Throughput Yield (% of Production Capacity) M a y Jun Jul HOU Throughput Yield (% of Production Capacity) T h r o u g h p u t P e r c e nt of P r o d u c t i on ( A c t u a l ) C a p a c i t y (1)(3) P e r c e nt of M a x i m um C a p a c i t y (2) HOU Production Capacity 1) 2) 3) Throughput yield is the percent of production capacity of plants that meets or exceeds quality standards and are ready for sale. Maximum Capacity is the facility yield capacity if all available production systems for growing plants are 100% stabilized. Production Capacity is the percentage of total facility capacity currently utilized to grow plants in a given time period. © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 46

Orlando Capacity Utilization

Orlando Production Capacity versus Throughput



120%
100%
80%
60%
40%
20%
0%
Percent of Maximum Capacity(2)
85%
80%
75%
70%
65%
60%
55%
50%
45%
40%
Throughput Percent of Production (Actual) Capacity(1)(3)
1. Capacity nears full utilization and throughput yield adversely impacted
2. Capacity nears full utilization and throughput yield adversely impacted
95%
89%
70%
49%
58%
62%
72%
77%
87%
98%
56%
58%
59%
63%
58%
60%
73%
77%
72%
67%
58%
50%
41%
54%
69%
78%
January
February
March
April
May
June
July
August
September
October
November
December
January
ORL Production Capacity
ORL Throughput Yield (% of Production Capacity)

Source: Company information.
1) Throughput yield is the percent of production capacity of plants that meets or exceeds quality standards and are ready for sale.
2) Maximum Capacity is the facility yield capacity if all available production systems for growing plants are 100% stabilized.
3) Production Capacity is the percentage of total facility capacity currently utilized to grow plants in a given time period.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK

47

Farm of the Future Leveraging All Kalera's Latest IP & Technology Coming in 1st Half 2023

- Columbus ~136k sqft.
- Up to 1,557 Metric Tons of Leafy Greens output annually
- Full Leafy greens product portfolio to maximize sell through and optimize facility profitability
- Integration of Kalera, &ever, & Vindara know-how, systems and processes
- ~4 yr payback (fully ramped)

	Future State
	Blended price with full portfolio of products
Sale Price (1)	$6.68
Cost (2)	$3.21
Margin	$3.47
Packaging	$1.39
EBITDA	$2.07
	30.7%

Source: Company information.
1) Blended prices.
2) Excludes packaging costs.

Harvest Automation



Process Automation



Leading Plant Science

VINDARA

hycube

Dryponics©

Packaging Automation



Farm of the Future





Whole Head



Cut Leaf



Baby Leaf & Microgreens



Harvest-on-Demand

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED
| PROJECT ORLANDO INVESTOR DECK 48

New Facility Planned for Central Florida Market to Meet Growing Sales Demand

Kalera's first large-scale facility prototype will not go through previously announced retrofit in 2022

- Physical plant and power limitations prevent the Orlando Facility from receiving necessary upgrades. Limiting facility utilization[1] to ~60% of maximum production capacity[1]. As a result, facility will not achieve financial targets
- In spite of challenges related to Orlando Facility (Kalera's first prototype Large-Scale facility), significant learnings from operating Kalera's first facility led to design improvements deployed in Atlanta, Houston, Denver and facilities currently under construction
- Sales growth in Orlando will continue while supported by the Atlanta facility. Florida market has huge potential that can only be served by a fully integrated farm leveraging automation and production capabilities to grow cut leaf, baby leaf, full heads and microgreens
- New facility planned for Central Florida market and current Orlando facility will be repurposed after commissioning of new farm



Source: Company information.

1) Production Capacity / Utilization is the percentage of total facility capacity currently utilized to grow plants in a given time period.

© COPYRIGHT 2022 KALERA. ALL RIGHTS RESERVED | PROJECT ORLANDO INVESTOR DECK
49

2022E 2023E 2024E 2025E 2026E Net Income ($71.5) ($67.9) ($35.0) $5.2 $55.8 Taxes - - - - - D&A 16.4 26.2 35.6 43.7 50.4 Interest 3.6 7.4 9.8 12.5 14.4 EBITDA ($51.5) ($34.3) $10.4 $61.4 $120.6 HQ Expenses 20.3 19.9 20.5 21.1 21.7 Adjusted EBITDA (1) ($31.2) ($14.4) $30.9 $82.5 $142.3 1) Adjusted EBITDA is EBITDA excluding Corporate Expenses. © C O P Y R I G H T 2 0 2 2 K A L E R A . A L L R I G H T S R E S E R V E D | P R O J E C T O R L A N D O I N V E S T O R D E C K 50 Source: Company information. Figures in USDmm. R E C ONCI L I A T IO N T O U S - G AA P